Exhibit 2
                              EMPLOYMENT AGREEMENT

         AGREEMENT dated this 30th day of September, 1996 between Childrobics, Inc., a New York corporation with offices at 200 Smith Street, Farmingdale, New York 11735 (the "Company"), and Gerard A. Reda residing at 15 Greenwood Lane, St. James, New York 11780 ("Executive").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to employ Executive to serve as the Company's President and Chief Executive Officer and to manage the day-to-day affairs and operations of the Company and to perform such other services as typically performed by executive senior management, and Executive desires to accept such employment, all on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which the parties acknowledge, the parties agree as follows:

                  1. Employment and Duties

                  The Company hereby employs Executive for the term of this Agreement and Executive hereby accepts such employment as the President and Chief Executive Officer of the Company on the terms and conditions set forth in this Agreement.

                  2. Employment Term

                  Unless terminated at an earlier date pursuant to the terms of this Agreement, the term of employment hereunder (the "Employment Term") shall be five years, commencing on the date hereof (the "Commencement Date").


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                  3. Services

                          a. Executive shall perform such duties as typically
performed by a President and Chief Executive Officer of a publicly-held corporation, which duties shall include, but shall not be limited to, the management of the day-to-day affairs and operations of the Company including the hiring of all personnel and as otherwise shall be consistent with the provisions of the By-laws in effect on the date hereof, subject to the direction of the Board of Directors of the Company (the "Board"). Executive shall serve the Company faithfully and to the best of his ability and shall devote his full business time and attention to the affairs of the Company, subject to reasonable absences for vacation and illness as determined by the Board.

                          b. The headquarters for the performance of Executive's
services during the term of this Agreement shall be the principal executive offices of the Company in Farmingdale, New York, unless otherwise mutually agreed by Executive and the Company, subject to such reasonable travel in the performance of Executive's duties as the business of the Company may require.

                          c. During the term of this Agreement, the Company
shall use its best efforts to nominate Executive to serve as a member of the Board and such other committees of the Board to which Executive may be appointed.

                  4. Compensation and Expense Reimbursement

                          a. Salary.  Executive shall be entitled to receive for
all services rendered by Executive in any capacity an annual salary at the rate of $250,000 (payable in equal installments in accordance with the then prevailing practices of the Company, but in no event less frequently than monthly), subject to adjustment upon terms agreed upon by the Board and Executive after the first anniversary of the Commencement Date.

                          b. Expenses. Executive will be reimbursed for all
reasonable and necessary expenses incurred by Executive in carrying out the duties contemplated under this Agreement, in

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accordance with then prevailing Company procedure, as such practices may be changed from time to time by the Board.

                          c. Stock Options. Executive shall be granted options
at the discretion of the Board based upon the performance of the Company and the performance of Executive.

                          d. Vacations. Executive shall be entitled to four (4)
weeks paid vacation per year, to be taken at such times in accordance with the then prevailing Company practices for Executive.

                          e. Benefits. Executive shall be entitled to
participate in all group health and other insurance programs and all other fringe benefit or retirement plans or other compensatory plans which the Company currently makes, or may hereafter elect to make, available to its executives generally on terms no less favorable than those provided to other executives which the Company shall establish, in addition to the supplemental disability set forth in Section 7 hereof; provided, however, that Executive shall receive such health and other insurance benefits substantially similar to those currently being received by him from Just Kiddie Rides, Inc.

                  In addition, the Company shall purchase life insurance in the amount of $2,000,000 on the life of Executive, the beneficiary of which shall be named by Executive.

                          f. Automobile. The Company shall provide the
Executive, at the Company's expense, with use of an automobile similar to the automobile currently used by Executive, which automobile shall include a cellular phone.

                  5. Termination for Cause

                  In the event of: (a) fraud against the Company, conviction of a felony, the intentional disclosure of confidential information (unless required by applicable law or court or other order) having a material adverse effect on the Company's operations or the market price of the Company's stock, aiding a competitor to the detriment of the Company, its subsidiaries or affiliates, intentionally engaging in conduct which brings disrepute or otherwise is damaging to the reputation

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of the Company, its subsidiaries or affiliates, performing competitive services or acting in a competitive capacity for any other person, firm or corporation without the prior written consent of the Company; or (b) willful misconduct, gross negligence, prolonged and unexcused (subject to Paragraph 6 hereof) absenteeism by Executive in connection with Executive's employment hereunder, a breach by Executive of the terms of this Agreement which has a material adverse effect on the Company, or Executive's willful or intentional failure to implement the reasonable business requests or directions of the Board, the Company shall have the right to give Executive a termination notice, specifying the nature of the breach or failure. If such termination notice is given pursuant to clause (a) above, the Employment Term shall terminate upon the giving of such notice. If such termination notice is given pursuant to clause
(b) above, the Employment Term shall terminate thirty (30) days after the giving of such notice if the circumstances described in such notice have not been remedied by Executive within such thirty (30)-day period. Upon the effective date of termination of the Employment Term pursuant to this Paragraph 5, the Company shall have no further obligation to Executive hereunder, except for (i) the provisions of Paragraphs 8 and 10, and (ii) accrued and unpaid salary, and other previously earned, accrued and unpaid benefits from the Company and its employee benefit plans through the date of termination.

                  6. Termination without Cause

                  If the Company shall terminate Executive's employment other than for cause, death or disability:

                          a. The Company shall pay Executive accrued and unpaid
salary, and other previously earned, accrued and unpaid benefits from the Company and its employee benefit plans through the date of termination (the "Termination Date").

                          b. The Company shall pay as liquidated damages to
Executive and in lieu of any further salary payments hereunder for periods after the Termination Date, a one-time payment

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equal to 250% of Executive's annual salary as of the Termination Date, which amount shall be payable within one year of the Termination Date;

                          c. In addition to the liquidated damages amounts that
are payable to Executive, the following shall apply: (i) Executive shall continue to participate in, and accrue benefits under all retirement plans or other compensatory plan of the Company for the remaining term of this Agreement as if the termination of employment of Executive had not occurred (with Executive being deemed to receive annually for the purposes of such plans Executive's then annual salary as of the Termination Date under Section 4 of this Agreement), except to the extent that such continued participation and accrual is expressly prohibited by law, or to the extent such plan constitutes a "qualified plan" under Section 401 of the Internal Revenue Code of 1986, as amended ("Code"), by the terms of the plan, in which case the Company shall provide Executive an equivalent, unfunded, non-qualified benefit; (ii) Executive shall be entitled to continue to receive all other employee benefits and then existing fringe benefits referred to in Section 4 hereof for the remaining term of this Agreement as if the termination of employment had not occurred; and
(iii) all insurance or other provisions for indemnification, defense or hold-harmless of officers or directors of the Company that are in effect on the date the notice of termination is sent to Executive shall continue for the benefit of Executive with respect to all of his acts and omissions while an officer or director as fully and completely as if such termination had not occurred, and until the final expiration or running of all periods of limitation against action which may be applicable to such acts or omissions.

                  If any payment or benefit to Executive under this Agreement would be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code and if, after reduction for any applicable federal excise tax imposed by Section 4999 of the Code ("Excise Tax") and federal income tax imposed by the Code, Executive's net proceeds of the amounts payable and the benefits provided under this Agreement would be less than the amount of the Executive's net

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proceeds resulting from the payment of the Reduced Amount (hereinafter defined), after reduction for federal income taxes, then the amount payable and the benefits provided under this Agreement shall be limited to the Reduced Amount. The "Reduced Amount" shall be the largest amount that could be received by Executive under this Agreement such that no amount paid to Executive under this Agreement and any other agreement, contract or understanding heretofore or hereafter entered into between Executive and the Company ("Other Agreements") and any formal or informal plan or other arrangement heretofore or hereafter adopted by the Company for the direct or indirect provision of compensation to Executive (including groups or classes of participants or beneficiaries of which Executive is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for Executive ("Benefit Plan") would be subject to the Excise Tax. In the event that the amount payable to Executive shall be limited to the Reduced Amount, then Executive shall have the right, in Executive's sole discretion, to designate those payments or benefits under this Agreement, any other agreements, and/or any Benefit Plans, that should be reduced or eliminated so as to avoid having the payment to Executive under this Agreement be subject to the Excise Tax.

                  7. Illness or Incapacity

                  In the event of any disability, illness or other incapacity which prevents Executive from performing services as contemplated herein, the Company shall continue to pay to Executive his annual salary at the time of incapacity until disability insurance policy of up to $10,000 per month, which shall be maintained and paid for by the Company in addition to the benefits set forth in Section 4(d) hereof, becomes effective. If Executive shall be incapacitated for more than 120 consecutive days or 180 days in any consecutive 12-month period, the Company shall have the right to terminate this Agreement upon 10 days' prior written notice with no further liability, except for accrued and unpaid salary, and other previously earned, accrued and unpaid benefits from the Company and its employee benefit plans through the date of such termination, provided that such

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termination shall not prejudice any rights of Executive under any disability policies being maintained by the Company for Executive under the terms of this Agreement. In the event that the Executive is disabled, the Company shall continue to provide the spouse and dependents of Executive, at the expense of the Company, with health and life insurance for the term of this Agreement. Notwithstanding any such termination, the provisions of Paragraph 9 will continue to apply.

                  8. Death

                  This Agreement shall terminate automatically upon the death of Executive. In such event, the Company shall pay the estate of Executive, in addition to any amounts to which Executive's estate would otherwise be entitled under the Company's retirement plans and group life insurance policy, within 30 days after the date of death, all compensation earned under Paragraph 4 through the date of termination. The Company shall continue to provide the spouse and dependents of Executive, at the expense of the Company, with health insurance then provided generally to dependents of employees of the Company, for a period of one (1) year following the death of the Executive. Neither the estate or other legal representative of the Executive nor the Company shall have any further rights or obligations under this Agreement.

                  9. Non-Competition and Trade Secrets

                          a. Confidentiality and Work Product. During the term
of this Agreement and thereafter without limitation of time, Executive shall not knowingly divulge, furnish, or make available to any third person, company, corporation or other organization (including but not limited to customers, competitors or government officials), except in the course of performing his duties as an Executive hereunder or with the Company's prior written consent, trade secrets or other confidential information concerning the Company, its subsidiaries or affiliates or the business of any of the foregoing, including without limitation, confidential methods of operation and organization and confidential sources of supply and customer lists, but Executive may make

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disclosures as required by applicable law or orders without prior written notice to the Company. For purposes of this Paragraph 9, information shall not be deemed confidential if it (i) is within the public domain or (ii) becomes publicly known other than through disclosure by Executive in violation of this provision.

                          b. Non-Competition. During the Employment Term and for
a period of one (1) year thereafter, Executive agrees not to directly or indirectly, own, control, manage, operate, participate or invest in, including as an officer, director, shareholder, employee, consultant, agent, or otherwise be connected with, in any manner, any business, enterprise or venture which is engaged in the children's entertainment business, including, without limitation, the sale or lease of vending machines, and any other business engaged in by the Company during the Employment Term, except that nothing in this subparagraph shall be deemed to prohibit the acquisition or holding of not more than five percent (5%) of the shares or other securities of a publicly-owned corporation if such securities are traded on a national securities exchange or over the counter.

                          c. Solicitation. During the Employment Term and for a
period of one (1) year thereafter, Executive agrees not to directly or indirectly solicit, employ or retain or arrange to have any other person, firm or other entity solicit, employ, retain, or otherwise participate in the employment or retention of, any person who is then, or who has been, within the preceding six months, an employee, consultant, technician or engineer of the Company, its subsidiaries or affiliates.

                          d. In the event Executive shall violate any provisions
of this Paragraph 9 (which provisions Executive hereby acknowledges are reasonable and equitable), Executive shall no longer be entitled to and hereby waives any and all rights to any termination payment under this Agreement.

                  10. Indemnification and Insurance

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                          a. The Company shall indemnify and hold harmless, and
in any threatened or filed action or proceeding, defend Executive against all expenses, liabilities and losses (including attorneys' fees, judgments and fines, and amounts paid or to be paid in any settlement) reasonably incurred or suffered by Executive in connection with Executive's services as a director or officer of the Company to the full extent permitted by the Bylaws of the Company as in effect on the Commencement Date or, if greater, as permitted by applicable state law; provided that the indemnity offered shall never be greater than permitted by applicable state law. To the extent that a change in law permits greater indemnification than is currently provided by the Bylaws of the Company and a corresponding amendment shall not be made in said Bylaws of the Company, it is the intent of the parties hereto that Executive shall enjoy the greater benefits so afforded by such change.

                          b. Executive shall be covered by a policy or policies
of insurance, in reasonable and customary amounts, with respect to: (i) directors' and officers' liability; (ii) errors and omissions; and (iii) general liability. Executive shall be a named insured or additional insured under such policies, without right of subrogation against him. The obligations set forth in this Paragraph 10 shall survive any termination of this Agreement.

                          c. Executive's rights to indemnification and insurance
pursuant to this Paragraph 10 shall not be exclusive of any other right which Executive may have or hereafter acquire under any statute, or policies or provisions of the Company. This Paragraph 10 shall not be deemed to affect any rights to subrogation which may exist in any policy of directors' and officers' liability.

                  11. Separability

                  Executive agrees that the provisions of Paragraph 8 hereof constitute independent and separable covenants, for which Executive is receiving consideration which shall survive the

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termination of employment and which shall be enforceable by the Company notwithstanding any rights or remedies the Company may have under any other provision hereof.

                  12. Specific Performance

                  Executive acknowledges that:

                  (i) the services to be rendered under the provisions of this Agreement are of a special character and it would be difficult to replace such services;

                  (ii) the Company is relying on the covenants contained herein, including, without limitation, those contained in Paragraph 9 above, as a material inducement for entering into this Agreement;

                  (iii) the Company may be damaged if the provisions hereof are not specifically enforced; and

                  (iv) the award of monetary damages may not adequately protect the Company in the event of a breach hereof by Executive.

                  By virtue thereof, Executive agrees and consents that if Executive breaches any of the provisions of this Agreement, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall (without any bond or other security being required and without the necessity of proving monetary damages) be entitled to a temporary and/or permanent injunction to be issued by a court of competent jurisdiction restraining Executive from committing or continuing any violation of this Agreement, or any other appropriate decree of specific performance. Such remedies shall not be exclusive and shall be in addition to any other remedy which the Company may have.

                  13. Miscellaneous

                          a. Entire Agreement; Amendment. This Agreement
constitutes the entire employment agreement between the parties and may not be modified, amended or terminated (other than pursuant to the terms hereof) except by a written instrument executed by the parties hereto.

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All other agreements between the parties pertaining to the employment or remuneration of Executive not specifically contemplated hereby or incorporated or merged herein are terminated and shall be of no further force or effect.

                          b. Assignment. This Agreement is not assignable by
Executive without the prior written consent of the Company and any purported assignment by Executive of Executive's rights and/or obligations under this Agreement shall be null and void. This Agreement may be assigned by the Company at any time, upon delivery of written notice to Executive (with Executive's consent, not to be unreasonably withheld), to any successor to the business of the Company, or to any subsidiaries or affiliates of the Company. In the event that Executive does not consent to the assignment of this Agreement, the Company shall have the right to terminate this Agreement automatically with no further liability, except for accrued and unpaid salary, and other previously earned, accrued and unpaid benefits from the Company and its employee benefit plans.

                          c. Waivers, etc. No waiver of any breach or default
hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. The failure of any party to insist upon strict adherence to any term of this Agreement on any occasion shall not operate or be construed as a waiver of the right to insist upon strict adherence to that term or any other term of this Agreement on that or any other occasion.

                          d. Provisions Overly Broad. In the event that any term
or provision of this Agreement shall be deemed by a court of competent jurisdiction to be overly broad in scope, duration or area of applicability, the court considering the same shall have the power and hereby is authorized and directed to modify such term or provision to limit such scope, duration or area, or all of them, so that such term or provision is no longer overly broad and to enforce the same as so limited. Subject to the foregoing sentence, in the event that any provision of this Agreement

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shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall attach only to such provision and shall not affect or render invalid or unenforceable any other provision of this Agreement.

                          e. Notices. Any notice permitted or required hereunder
shall be in writing and shall be deemed to have been given on the date of delivery or, if mailed by certified mail, postage prepaid, return receipt requested, documented overnight courier, or by facsimile transmission, on the date mailed or transmitted.

         (i)      If to Executive to:
                  Gerard A. Reda at his address
                  set forth in the preamble to this Agreement

                  with a copy to:

                  Joan Agestino, Esq.
                  Simonetti & Agnostino
                  250 Old Country Road
                  Garden City, New York 11530

         (ii)     If to the Company to:

                  the address set forth in the preamble
                  to this Agreement
                  Attention: President

                  with a copy to:

                  Squadron, Ellenoff, Plesent & Sheinfeld, LLP
                  551 Fifth Avenue
                  New York, New York  10176
                  Attention:  Kenneth R. Koch, Esq.
                  Telecopy: (212) 697-6686

                          f. This Agreement shall be governed by and construed
in accordance with the laws of the State of New York governing contracts made and to be performed in New York without regard to conflict of law principles thereof.

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                          g. This Agreement shall be binding upon and inure to
the benefit of the parties and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

                          h. This Agreement may be executed in counterparts,
each of which shall be deemed an original, and each party may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



EXECUTIVE                                      CHILDROBICS, INC.




/s/ Gerard A. Reda                             By: /s/Gerard A. Reda
--------------------                               -------------------------
Gerard A. Reda                                     Name: Gerard A. Reda
                                                   Title: President



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